Exhibit 99.1
July 28, 2009 WESCO International, Inc. Convertible Debenture Exchange Presentation Stephen A. Van Oss Senior Vice President Chief Administrative Officer

Note: All statements made herein that are not historical facts should be considered as "forward- looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2008 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. Safe Harbor Statement 2 2 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

3 3 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc. This presentation shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale, purchase or exchange of securities in any jurisdiction in which such offer, solicitation, sale, purchase or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the exchange offer, WESCO International, Inc. has filed a registration statement (including a prospectus) on Form S-4 and an tender offer statement on Schedule TO with the SEC. Holders of 1.75% Convertible Senior Debentures due 2026 and its 2.625% Convertible Senior Debentures due 2025 are urged to read the prospectus, the Schedule TO and any other relevant documents, because they contain important information about WESCO International and the exchange offer. The prospectus is being sent to holders of the 1.75% Convertible Senior Debentures due 2026 and the 2.625% Convertible Senior Debentures due 2025. The prospectus and the other documents relating to the proposed transaction can be obtained free of charge from the SEC's website at www.sec.gov. These documents can also be obtained free of charge from WESCO International upon written request to WESCO International, Inc.'s Corporate Secretary at 225 West Station Square Drive, Suite 700, Pittsburgh, Pennsylvania 15219 or by calling (412) 454-2200.

Exchange Offer Overview WESCO is offering to exchange new 6.00% 2029 convertibles for the outstanding 1.75% 2026 and 2.625% 2025 convertibles WESCO's solid business model continues to offer investors an attractive long-term opportunity: Strong free cash flow generation Long-term earnings prospects Experienced management team Additionally, the Company is continuing in its tradition of prudent financial management: We are opportunistically decreasing risk in our capital structure by terming out debt maturities and maximizing liquidity in the near term through a convertible exchange offer, which provides the lowest after tax cost of capital refinancing alternative This exchange will enable us to create and use free cash flow to maintain growth in lieu of addressing near-term maturities By exchanging a new 20-year convertible for the existing securities, WESCO gains long-term financial flexibility by significantly extending the Company's debt maturity profile which is valuable in the current environment 4 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

Exchange Offer Overview Existing Convertibles Subject to the Exchange Offer Existing Convertibles Subject to the Exchange Offer Existing Convertibles Subject to the Exchange Offer New Issue Convertible Priority 1st 2nd 2nd - Security 2026 Debentures 2025 Debentures 2025 Debentures 2029 Debentures Ranking In all cases, senior unsecured at WESCO International, with senior subordinated guarantee from WESCO Distribution In all cases, senior unsecured at WESCO International, with senior subordinated guarantee from WESCO Distribution In all cases, senior unsecured at WESCO International, with senior subordinated guarantee from WESCO Distribution In all cases, senior unsecured at WESCO International, with senior subordinated guarantee from WESCO Distribution Maturity 11/15/2026 10/15/2025 9/15/2029 9/15/2029 Principal $300 million $150 million Minimum $100 million and Maximum of $345 million Minimum $100 million and Maximum of $345 million Coupon per annum 1.75% 2.625% 6.00% 6.00% Conversion Price $88.15 $41.86 125% of average VWAP over the final 10 days of the exchange offer period, floored at $26.25 125% of average VWAP over the final 10 days of the exchange offer period, floored at $26.25 Call Date 11/15/2011 10/15/2010 9/15/2016 9/15/2016 Put Date 11/15/2011 10/15/2010 None None Exchange Ratio $960 of 2029 Debentures per $1000 of 2026 debentures $1010 of 2029 Debentures per $1000 of 2025 debentures - - 5 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

WESCO Profile



1922
Founded as the distribution arm of Westinghouse Electric Corporation
1994
Leveraged buyout by management and Clayton, Dubilier & Rice
Acquisition Program
National Accounts Program
1998
Leveraged recapitalization by the Cypress Group
Integrated Supply
1999
Listed on the New York Stock Exchange
Capital Structure Improvements
LEAN
2004
Organic Sales Growth and Acquisitions
2006
Sales force expansion
2008
Record Financial Performance

Extra-Effort Company

- Fortune 500 Company headquartered in Pittsburgh, PA
- Over 6,500 employees including 2,300 outside and inside sales personnel
- Consistent strategy of market share growth:
  - Local market penetration with coordinated national programs
  - Accretive acquisitions
  - Operational excellence and enterprise-wide LEAN initiatives

Market Leader

- Leading Provider of:
  - National Account programs
  - Integrated Supply Services
  - OEM Direct material supply
  - Electric Utility Distribution Grid products and solutions
- Low cost operator
- International operations and global sourcing capabilities
- North American Branch Network

…with industry-leading positions

WESCO DISTRIBUTION®

6 WESCO Confidential—Do not copy or distribute without express permission from WESCO Distribution, Inc.

WESCO - A strategic supply chain solutions provider Providing Broad Solutions To Large & Sophisticated Customers Extensive products and services Broad geographic coverage Deep penetration into customer processes Difficult to disintermediate 7 7 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

Major End Markets

End Market	2008	End Market Composition	Key Market Drivers / Indicators	Competitive Differentiators
Industrial	39%	National Accounts OEM Integrated Supply General Industry	▪ Capacity Utilization ▪ Industrial Production ▪ Manufacturing Employment ▪ ISM Purchasing Managers' Index	▪ Blue Chip Customers ▪ National Accounts ▪ Integrated Supply ▪ OEM Direct Material Network ▪ Product Breadth ▪ Utility Programs ▪ Global Capabilities ▪ 400 Branch Footprint ▪ Low Cost Model ▪ Integrated IT Platform ▪ LEAN Initiatives
Construction	39%	Non-Residential Data Communications Pre-Fabricated Structures Residential	▪ Construction starts/square footage ▪ Renovations ▪ Architecture Billings Index ▪ McGraw Hill / Reed / US Census	
Utility	16%	Investor Owned Utilities Public Power Utility Contractors	▪ New starts / installed meters ▪ T&D line extension ▪ T&D grid maintenance ▪ Generation MRO, upgrades, expansions	
CIG	6%	Government Education Healthcare	▪ Projects and macro spend ▪ Government spending in technology and renovation	


Industrial
National Accounts
Integrated Supply
40%
24%
26%
OEM
10%
General Industry
Construction
Residential
Data Communications
Pre-Fabricated Structures
2%
19%
11%
68%
Non-Residential
Utility
Public Power
35%
54%
11%
Investor Owned
Utility Contractor

8 WESCO Confidential—Do not copy or distribute without express permission from WESCO Distribution, Inc.

Double-Digit Growth Over Past 5 Years Fortune 100 Focus Outsourced MRO Procurement Functions Integrating Supply Chain Processes 10% CAGR Over Past 7 Years Fortune 1000 Companies with Multiple Sites Coordinated MRO and Project Procurement Activities Single Contract; Standardized Purchasing and Pricing Local Market Growth Rate More than 400 Full Service Branches Multiple Market Segments Over 110,000 Customers Integrated Supply National Accounts Program Extensive Local Market Penetration ....high barriers to entry WESCO's Organic Growth Engine 9 9 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

Second Quarter End Market Comments 10 10 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc. End Market Q2 2009 Sales Change Q2 2009 Sales Change Q2 2009 Sales Change Q2 2009 Sales Change Comments WESCO Consolidated (Adjusted) - 25% Q2 Free Cash Flow $67 million; Record FCF $199 million 1H 2009 Over $140 million 2009 cost reductions $90 million sustainable cost reductions Industrial - 34% National Accounts (NA) sales down low double digits 13 new NA wins in Q2; 100% contract renewal rate Reduced production rates and channel destocking Construction/CIG - 23% Construction backlog down 6% from 12/08; down 2% sequentially Key wins in data communications continue Stimulus opportunities should begin to materialize in 2nd half, with primary impact in 2010/2011 Utility - 18% Utility spending addressing required maintenance only Stimulus catalyst targeting energy efficient lighting; systems' upgrades Bidding activity remains high for MRO alliance opportunities

WESCO's Focus on Value Drivers ...yields superior results Quarterly Sales Growth ($ Billions) Annualized CAGR 6% Earnings Per Share CAGR 18% Increasing Free Cash Flow ($ Millions) Cash from operating activities - CAPEX/shares outstanding ROIC(2) 11 Tax Adjusted EBIT / Total Debt + Equity (not adjusted for 14-1 accounting change.)

Capital Structure Second Quarter 2009 Key Financial Metrics Second Quarter 2009 Key Financial Metrics Second Quarter 2009 Key Financial Metrics Second Quarter 2009 Key Financial Metrics Liquidity $389 million Financial Leverage 3.3x Interest Coverage Interest Coverage 7.0x Fixed Rate/ Total Debt 66% Maturity ( $Millions) Outstanding at June 30, 2009 June 30, 2009 Pro Forma 2012 AR Securitization (V) $125 $125 2013 Inventory Revolver (V) $195 $195 2013 Real Estate Mortgage (F) $42 $42 2017 High Yield Bonds (F) $150 $150 2010 Convertible Bonds (F) $150 $94 2011 Convertible Bonds (F) $300 $0 2029 Convertible Bonds (F) $0 $345 N/A Other(F) $5 $5 Total Debt $967 $956 V = Variable Rate Debt F = Fixed Rate Debt 12 12 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

WESCO - A Solid Foundation ....bigger, more diversified, more profitable with a stronger capital structure June 30, 2009 June 30, 2009 2001 - 2003 (Average) 2001 - 2003 (Average) Better End Market Diversification Industrial 36% Industrial 42% Construction* 40% Construction 37% Utility 17% Utility 15% CIG 7% CIG 6% Improved Operating Margins 4.1% 4.1% 2.5% 2.5% Seven Accretive Acquisitions $1+ B Sales $1+ B Sales N/A N/A $1.00 + EPS $1.00 + EPS LEAN - Continuous Improvement Launched Spring 2003 Launched Spring 2003 N/A N/A Experienced Management Team Improved Improved Good Good Excellent IT System Capabilities Enhanced Enhanced Good Good Solid Capital Structure 3.3x 3.3x 5.5x Leverage 5.5x Leverage How is WESCO different from the last downturn? 13 13 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc. * Includes 7 ppts of data communications products

Deliver organic sales performance greater than the industry supplemented with accretive acquisitions Protect operating margins Provide superior return on invested capital Manage financial leverage Maximize overall liquidity Financial Objectives 14 14 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.

Market leader with low business risk profile Organic sales growth faster than market Proven business model uniquely positioned in large, fragmented growth market Solid ROIC performance Proven acquirer Low cost operator with LEAN mentality Invest in WESCO 15 15 WESCO Confidential-Do not copy or distribute without express permission from WESCO Distribution, Inc.